Exhibit (a)(xxv) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED EQUITY FUNDS

Amendment No. 32
to the
RESTATED AND AMENDED DECLARATION OF TRUST
dated August 15, 1995

This Declaration of Trust is amended as follows:

A.           Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.  Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of August, 2008, to become effective on August 21, 2008.

WITNESS the due execution hereof this 15th day of August, 2008.

/s/ John F. Donahue                                                                /s/ Charles F. Mansfield, Jr.
John F. Donahue                                                                Charles F. Mansfield, Jr.

/s/ Thomas G. Bigley                                                                /s/ John E. Murray, Jr.
Thomas G. Bigley                                                                John E. Murray, Jr.

/s/ John T. Conroy, Jr.                                                                /s/ R. James Nicholson
John T. Conroy, Jr.                                                                R. James Nicholson

/s/ Nicholas P. Constantakis                                                                /s/ Thomas M. O’Neill
Nicholas P. Constantakis                                                                Thomas M. O’Neill

/s/ John F. Cunningham                                                                /s/ Marjorie P.Smuts
John F. Cunningham                                                                Marjorie P. Smuts

/s/ J. Christopher Donahue                                                                /s/ John S. Walsh
J. Christopher Donahue                                                                John S. Walsh

/s/ Peter E. Madden                                                                /s/ James F. Will
Peter E. Madden                                                                James. F. Will